UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2021

TIMBERLINE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34055	82-0291227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Lakeside Avenue Coeur d’Alene, Idaho	83814
(Address of principal executive offices)	(Zip Code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

On June 29, 2021, Timberline Resources Corporation (the “Company”) announced that it closed a non-brokered private placement of Units of the Company at a price of US$0.20 per Unit solely to persons who qualify as accredited investors (the "Offering") under Rule 506(b) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”). The Company issued 23,070,798 Units for total consideration of US$4,614,160.

Each Unit consists of one share of common stock of the Company and one-half of one common share purchase warrant (each whole such warrant a “Warrant”), with each Warrant exercisable to acquire an additional share of common stock of the Company at a price of US$0.30 per share until the warrant expiration date of May 31,2023.

The Company plans to use the net proceeds of the Offering for exploration on its Nevada gold projects, primarily geology, geophysics, and drilling at its Eureka Project on the prolific Battle Mountain-Eureka Trend, and for general corporate purposes.

The Offering was previously announced in the Company’s May 19, 2021 news release.

Finders fees in the amount of US $117,099.59 and 596,248 Warrants have been paid to licensed brokers and consultants in association with the Offering.

The securities issued in connection with the Offering will be subject to a customary four month and a day hold period in accordance with applicable Canadian securities laws and to a concurrent six month hold period in accordance with applicable U.S. securities laws.

The Offering was completed under Rule 506(b) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), solely to persons who qualify as accredited investors and in accordance with applicable securities laws.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On June 29, 2021, the Company issued a press release entitled “Timberline Closes Non-Brokered Private Placement.”

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.Description

99.1Press Release of Timberline Resources Corporation dated June 29, 2021*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION

Date: June 30, 2021	By:	/s/ PATRICK HIGHSMITH
Patrick Highsmith
CEO, Principal Executive Officer